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                            Hewitt Money Market Fund
                     Hewitt Institutional Money Market Fund
                          Series of Hewitt Series Trust

                        Supplement dated July 15, 2002 to
                          Prospectus dated May 1, 2002

On May 31, 2002, Hewitt Holdings LLC transferred all of its ownership interest in Hewitt Associates LLC, the investment adviser to the Hewitt Money Market Fund and the administrator to the Hewitt Institutional Money Market Fund, to Hewitt Associates, Inc. The Class A common stock of Hewitt Associates, Inc. is publicly-traded on the New York Stock Exchange under the symbol "HEW".